On The Move April 29, 2003
John E. Stefan Chairman

Sterling Financial Board of Directors
Richard H. Albright, Jr. S. Amy Argudo Bertram F. Elsner David E. Hosler Howard E. Groff, Jr. J. Roger Moyer, Jr. Joan R. Henderson E. Glenn Nauman Calvin G. High J. Bradley Scovill Terrence L. Hormel W. Garth Sprecher John E. Stefan Glenn R. Walz
Forward Looking Statement Disclosure
In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of Sterling, its subsidiaries, or the combined company. Forward looking statements include words such as believes, expects, anticipates and other similar expressions.
Shareholders should note that many factors could affect the future financial results of Sterling, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our various lines of business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; the possibility that increased demand or prices for Sterling’s financial services and products may not occur; volatility in interest rates; and other risks and uncertainties.
Sterling undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation. Shareholders are reminded of risk factors described in other documents Sterling files with the SEC, including quarterly reports on Form 10-Q and current reports on Form 8-K.

Meeting Format
John Stefan – Annual Meeting Proceedings Roger Moyer – A Setting The Pace A Gearing Up Brad Scovill – Financials Tom Dautrich and Jennifer Goldbach – A Building Momentum A Taking The Lead Roger Moyer – Awards John Stefan – Voting Results & Closing

J. Roger Moyer, Jr. President and CEO
On the Move Building a highly profitable diversified financial services company that provides significant opportunities for our customers, shareholders and employees

On the Move – Asset Growth
5 Years Ago Less than $1 Billion (As reported) 12/31/02 Greater than $2 Billion (15.8% Change from 2001)
Setting The Pace Building a Diversified Financial Services Organization: A Expansion into growing markets A Adding new companies, competencies and core products A Following a Customer Relationship Management Model that sets us apart from the rest A Focusing on our people, who are truly our competitive advantage

Key Measures of Success (Increasing Shareholder Value) EPS Annual Growth Greater than 10%
Return on Average Realized Equity Greater than 16%
Efficiency Ratio Less than 60%
EPS Growth
5 Years Ago $1.06 12/31/02 $1.48 13.8% Change from 2001 (Goal: >10% Growth)

Return On Average Realized Equity
5 Years Ago 14.36%
12/31/02 14.47% 14.41% in 2001 (Goal: >16%)
Efficiency Ratio
5 Years Ago 64.60%
12/31/02 60.80% 63.50% in 2001
(goal <60%)

2003 Performance
We are performing on plan through the First Quarter of 2003!
Business Focus
FINANCIAL STRATEGY Independence and Growth CUSTOMER STRATEGY Relationship Management O Customer Intimacy PEOPLE STRATEGY Employee as competitive advantage

Employees As Strategic Goal
To build even greater GOAL business performance in the face of a changing market
Customer Strategy
Relationship Management is focused on our customers...
Banking
Delivery Customer Leasing Insurance Loyalty Channels Wealth Management

People Strategy
Relationship Management is focused on our employees.... Banking
Delivery Employee Insurance Leasing Loyalty Channels Wealth Management
Defining Employee/Employer Relationship
Business Employee Strategy Desires
= = Employee Employee “Gives” “Gets”

Define Employment Relationship
Sterling GIVES GETS = Employment Partnership
Essence Statement At Sterling, we’re... Passionate About Partnership
From the Inside Out

Our Focus Is Clear
Customer Shareholder Employee
Corporate Governance

J. Bradley Scovill SEVP, Chief Financial Officer, Sterling Financial Corporation
Key Measures of Success (Increasing Shareholder Value)
EPS Annual Growth Greater than 10%
Return on Average Realized Equity Greater than 16%
Efficiency Ratio Less than 60%

A Company On The Move Assets (as reported) ($Millions) $2,156.3 $1,861.4 $1,726.1
$1,059.4 $919.3
1998 1999 2000 2001 2002
A Company On The Move Net Income ($Millions) $24.7 $20.3 $18.0 $16.6 $16.6
1998 1999 2000 2001 2002

Basic Earnings Per Share
$1.48
$1.30
$1.14 $1.06 $1.06
1998 1999 2000 2001 2002
Cash Dividends (per share)
$0.66 $0.62 $0.60 $0.58 $0.53
1998 1999 2000 2001 2002

Sustained Profitability Return on Average Realized Equity
14.36% 14.46% 14.41% 14.47% 12.36%
1998 1999 2000 2001 2002
Net Interest Margin YTD 12/31/02
4.35% 4.38% 4.27% 4.03% 3.95%
1998 1999 2000 2001 2002

Efficiency Ratio*
64.60% 64.50%
63.10% 62.30%
60.80%
1998 1999 2000 2001 2002
* Excludes unusual items, and the netting of depreciation on operating lease assets with related rental income.
First Quarter 2003 2003 2002 % Change
Total Assets $2,160,885,000 $2,008,361,000 7.6%
Total Loans $1,317.877,000 $1,228,551,000 7.3%
Total Deposits $1,715,030,000 $1,582,774,000 8.4%

First Quarter 2003 2003 2002 % Change
Net Income $6,625,000 $5,522,000 20.0% Earnings Per Share $ .39 $ .34 14.7% ROARE 14.52% 14.35% 1.2% Efficiency ratio 59.2% 62.9% (6.0%)

Stock Statistics 1/01/02 – 12/31/02
High $26.79 9/10/02 Low $17.98 2/17/02 Close $23.65 12/31/02
Stock Statistics 1/01/02 – 12/31/02
Total Trades 13,855 (up 89% from 2001)
Volume 4,329,961 (up 45% from 2001)
Average Daily Trades 55
Average Number of Shares Daily 17,182
Average Trade Size 312

Thomas P. Dautrich President and CEO
Jennifer D. Goldbach President and CEO
Building Momentum
Opportunity = Growth Growth = Increased Earnings

Building Momentum
Growth Opportunities AInternally generated AExternal to existing franchise

Building Momentum
Successful Opportunities A Appropriate due diligence on opportunity A Well developed strategy and plan A Discipline to execute
Taking The Lead
Market Share Internal Growth Strategy External Growth Strategy

Market Share (As of 6/30/02) Lancaster York Market Share Market Share 16.05% 7.49%
15.39%
6.71% 14.75% 6.54%
2000 2001 2002 2000 2001 2002 Cecil Market Share Adams 14.77% Market Share 14.56% 14.17%
13.62%
14.07%
12.63%
2000 2001 2002 2000 2001 2002
Total Loans % of Bank Carroll County $47 Million 20% (as of 3/31/03)
Lebanon County 13.7 Million 3% (as of 12/31/02)

Internal Growth Strategy
Relationship Management Model Training For All Employees Responding to Customers’ Needs and Exceeding Expectations
External Growth Strategy
Acquisitions A Equipment Finance, Inc. New Lines of Business A Professional Services Group A Sterling Settlement Services Company A Correspondent Banking New Markets A Berks County, Pennsylvania

J. Roger Moyer, Jr. President and CEO
Bank of Lancaster County Robert S. Graybill Better Banker Award

Better Banker Award Winner
Bonnie Anderson Town & Country
Bank of Hanover Golden Beehive Award

Golden Beehive Award Winner
Sue Moul Call Center Manager
First National Bank of North East Sterling Starfish Award

Starfish Award Winner
Russ Brumit Facilities / Maintenance
Sterling Financial Corporation William M. Musser, Jr. Friendly First Award

Friendly First Award Winner
Bruce Carr VP, Commercial Lending
Sterling Employee Retirements (2002-2003)
Fay Bowers Nancy Snider BLC SFC 20 Years of Service 30 Years of Service Irene Miller Richard Walton SFTC SFC 21 Years of Service 31 Years of Service Pauline Shurr Linda Wiles BLC FNBNE 32 Years of Service 25 Years of Service

John E. Stefan Chairman
Board Retiree Recognition
Calvin G. High E. Glenn Nauman

Closing
Questions

On The Move April 29, 2003